Exhibit 10.50

MAUI LAND & PINEAPPLE COMPANY, INC.

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to Registration Rights Agreement (the “Amendment”) is entered into as of March 10, 2008, by and among Maui Land & Pineapple Company, Inc., a Hawaii corporation (the “Company”), on the one hand, and Ohana Holdings, LLC (“Ohana”), and ZG Ventures, LLC (“ZG,” and together with Ohana, the “Investors”), being the holders of not less than a majority in interest of the Registrable Securities, on the other hand. Reference is made to that certain Registration Rights Agreement (the “Agreement”), dated March 12, 2007, by and among the Company and each of the Investors, obligating the Company to file a registration statement with the Securities and Exchange Commission to register the Registrable Securities for resale not later than March 12, 2008 (the “Filing Deadline”).  The Company and the Investors desire, pursuant to Article X of the Agreement, to amend Section 2.1(a) of the Agreement to extend the Filing Deadline to March 31, 2008.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.             Definitions.  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Agreement.

2.             Amendment. The first sentence of Section 2.1(a) of the Agreement is hereby amended to read in full as follows:

  “2.1     (a)             On or before March 31, 2008, the Company shall prepare, and file with the Commission a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities.”

3.             Miscellaneous.

a.   Ratification; Effect.  This Amendment shall be construed in connection with and as part of the Agreement, and all terms, conditions, and covenants set forth in the Agreement and each other instrument or agreement referred to therein, as applicable, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

b.     Further Assurances.  Each party agrees to execute such other and further instruments and documents as may be necessary or proper in order to complete the transactions contemplated by this Amendment.

c.     Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Registration Rights Agreement as of the date first set forth above.

COMPANY:

MAUI LAND & PINEAPPLE COMPANY, INC.

By:	/s/ Robert I. Webber
Robert I. Webber
Chief Operating Officer and Chief Financial
Officer

INVESTORS:

OHANA HOLDINGS, LLC

By:	/s/ Michael Mohr
Michael Mohr
Managing Member

ZG VENTURES, LLC

By:	/s/ Miles Gilburne
Miles Gilburne
Managing Member